                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-642

                        SCUDDER INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       04/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Emerging Markets Fund

Formerly Scudder Emerging Markets Growth Fund

Semiannual Report to Shareholders

April 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in securities of emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This fund also may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2005

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the Scudder Emerging Markets Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/05
Scudder Emerging Markets Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class A	11.49%	19.04%	17.19%	5.17%	4.19%
Class B	11.05%	18.12%	16.30%	4.31%	3.35%
Class C	11.03%	18.09%	16.30%	4.35%	3.39%
MSCI Emerging Markets Index+	13.63%	24.04%	17.86%	6.05%	3.14%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on May 8, 1996. Index returns begin May 31, 1996.

* Total returns shown for periods less than one year are not annualized.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Emerging Markets Fund — Class A [] MSCI Emerging Markets Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/05
Scudder Emerging Markets Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$11,220	$15,171	$12,125	$13,629
	Average annual total return	12.20%	14.90%	3.93%	3.51%
Class B	Growth of $10,000	$11,512	$15,532	$12,250	$13,444
	Average annual total return	15.12%	15.81%	4.14%	3.35%
Class C	Growth of $10,000	$11,809	$15,730	$12,375	$13,485
	Average annual total return	18.09%	16.30%	4.35%	3.39%
MSCI Emerging Markets Index+	Growth of $10,000	$12,404	$16,372	$13,414	$13,171
	Average annual total return	24.04%	17.86%	6.05%	3.14%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 8, 1996. Index returns begin May 31, 1996.

+ MSCI Emerging Markets Index is an unmanaged capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/05	$ 17.32	$ 16.88	$ 16.91
10/31/04	$ 15.61	$ 15.20	$ 15.23
Distribution Information: Six Months: Income Dividends as of 4/30/05	$ .08	$ —	$ —
Class A Lipper Rankings — Emerging Markets Funds Category as of 4/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	128	of	182	70
3-Year	58	of	156	37

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

For the period from November 1, 2004 to January 31, 2005, shareholders redeeming shares held less than one year had a lower total return due to the effect of the 2% redemption fee. To discourage short-term trading, effective February 1, 2005, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Emerging Markets Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/05
Scudder Emerging Markets Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class S	11.57%	19.31%	17.56%	5.45%	4.48%
Class AARP	11.56%	19.05%	17.55%	5.46%	4.48%
MSCI Emerging Markets Index+	13.63%	24.04%	17.86%	6.05%	3.14%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on May 8, 1996. Index returns begin May 31, 1996.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 4/30/05	$ 17.42	$ 17.41
10/31/04	$ 15.73	$ 15.71
Distribution Information: Six Months: Income Dividends as of 4/30/05	$ .13	$ .13
Class S Lipper Rankings — Emerging Markets Funds Category as of 4/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	124	of	182	68
3-Year	48	of	156	31
5-Year	63	of	113	56

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Emerging Markets Fund — Class S [] MSCI Emerging Markets Index+

Yearly periods ended April 30
Comparative Results as of 4/30/05
Scudder Emerging Markets Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$11,931	$16,248	$13,037	$14,816
	Average annual total return	19.31%	17.56%	5.45%	4.48%
Class AARP	Growth of $10,000	$11,905	$16,242	$13,044	$14,824
	Average annual total return	19.05%	17.55%	5.46%	4.48%
MSCI Emerging Markets Index+	Growth of $10,000	$12,404	$16,372	$13,414	$13,171
	Average annual total return	24.04%	17.86%	6.05%	3.14%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 8, 1996. Index returns begin May 31, 1996.

+ MSCI Emerging Markets Index is an unmanaged capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2005
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 11/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05	$ 1,114.90	$ 1,110.50	$ 1,110.30	$ 1,115.60	$ 1,115.70
Expenses Paid per $1,000*	$ 10.33	$ 14.39	$ 14.39	$ 9.23	$ 9.23
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 11/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05	$ 1,015.03	$ 1,011.16	$ 1,011.16	$ 1,016.07	$ 1,016.07
Expenses Paid per $1,000*	$ 9.84	$ 13.71	$ 13.71	$ 8.80	$ 8.80

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
Scudder Emerging Markets Fund	1.97%	2.75%	2.75%	1.76%	1.76%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Oliver Kratz discusses Scudder Emerging Markets Fund's strategy and the market environment during the six-month period ended April 30, 2005.

Q:  How did emerging markets stocks perform during the semiannual period?

A:  Emerging-markets equities delivered strong performance during the reporting period, continuing an uptrend that has been in place since the autumn of 2002. The causes for this multiyear rally have been twofold. First, the underlying fundamentals of the asset class continue to improve. Persistent strength in global growth has been a distinct positive for the emerging-markets economies, as have the sharp increases in the prices of oil and other commodities. The combination of improved growth and increased revenues from commodities, in turn, has helped bring more money into the coffers of the developing countries and in the process facilitated both debt reduction and market-friendly reforms. Second, the market has been helped by the inexpensive credit provided by central banks in the United States and elsewhere in the world. During times when "liquidity" is high — in other words, when interest rates are low and investors have cash on hand that needs to be put to work — emerging-markets stocks tend to do well. This has been the case not just for the past six months, but since the rally began in 2002.

Despite this favorable backdrop, emerging-markets stocks weakened late in the period due to a litany of concerns that began to weigh on the market. These included the possibility of interest rates rising at a faster-than-expected pace in the United States, worries about rising inflation and investors' renewed focus on risk. These factors caused the MSCI Emerging Markets Index (the fund's benchmark) to lose 6.79% and 3.04% in March and April, respectively.

Despite closing on a down note, the index nonetheless finished the period with a return of 13.63%. Consistent with the trend that has been in place since the 2002 low, the index outperformed the broader MSCI World Index (an unmanaged, capitalization-weighted measure of global stock markets, including the US, Canada, Europe, Australia and the Far East), which returned 5.14%. Latin America was the top performer on a regional basis, followed by Asia and the Europe/Africa/Middle East region, respectively.

Q:  How did the fund perform relative to its benchmark and peer group?

A:  The total return of the fund's Class A shares for the six-month period ended April 30, 2005 was 11.49% (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for the performance of other share classes and for more complete performance information.) Despite its strong absolute return, the fund trailed the 13.63% return of the benchmark and the 12.45% average return of the 182 funds in its Lipper peer group, Emerging Markets Funds.1

1 The Lipper Emerging Market Funds category consists of funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging-market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. It is not possible to invest directly in an index or a Lipper category.

Q:  What factors helped performance results during the period?

A:  We generated the best performance through stock selection in the financial sector, where the fund's holdings outperformed the stocks in the benchmark by a substantial margin. The top contributor was the fund's position in BanColombia SA (ADR) (Preferred), which, as Colombia's leading financial services company, has been positioned to benefit from the country's economic recovery. (As of April 30, 2005, the position in BanColombia was sold.) We also generated outperformance through our holdings in Banco Bradesco SA (ADR) (Brazil), Brazil's largest privately owned bank, which rose as US-based Citigroup confirmed that it is considering expanding into the Brazilian market by means of acquisition.

Our stock selection within the information technology sector also was helpful. Top performers included the Asian tech stock Seoul Semiconductor Co. Ltd., (Korea), which rose when analysts forecasted a surge in orders as manufacturers embrace its technology. The company reported a 19% increase in earnings in 2004 and is expected to increase its global market share significantly over the next two years. AU Optronics Corp. (ADR) (Taiwan), the world's third-largest maker of flat panel displays, also rose despite posting a second straight quarterly loss. Management forecasts stable prices and increased shipments for the remainder of the year as more attractive flat panel prices prompt consumers to replace older glass-tube sets. Overall, we have increased the fund's weighting in technology stocks. The tech sector performed poorly in 2004, and we believe the current valuations of many companies reflect an overly pessimistic outlook.2 This means that the market is expecting technology spending to weaken, but if spending doesn't weaken as expected, there could be some meaningful upside in the group.

2 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its true worth, or overvalued, which means that it trades at a more expensive price than its underlying worth.

In the telecommunications sector, we added value through a position in China Mobile (Hong Kong) Ltd. (ADR), the world's largest cell phone company by users. The company reported a 20% rise in first quarter net income and added 9.6 million new subscribers, bringing its total base to 214 million. Chief Executive Wang Jianzhou has been buying networks in poorer provinces and is seeking growth in China's rural areas. In addition, profit margins widened as the company spent less on handset subsidies, signed up a greater proportion of prepaid customers and saw increased demand for mobile data services.

Q:  What decisions contributed to underperformance?

A:  On the negative side, the fund's return was hurt by the underperformance of our stock picks in the energy and basic materials sectors. Together, these account for over a quarter of the benchmark, and both outperformed the broader market during the period on the strength of rising commodities prices. In the energy sector, the primary detractors to performance were the Russian oil stocks OAO Gazprom (ADR) and Surgutneftegaz (ADR), both of which lost ground. Fortunately, our decision to sell the fund's position in the Russian oil giant YUKOS (ADR) in 2004 allowed us to avoid a decline of over 80% in the stock during the six-month period. Despite the underperformance of these holdings, we feel that Russia's combination of attractive valuations, robust macroeconomic fundamentals and diminishing political risk continues to justify an overweight exposure to the market.3

3 An "overweight" is a weighting in a stock, industry or country that is greater than the weighting in the benchmark; "underweight" is a weighting less than the weight in the benchmark.

In the materials sector, Companhia Vale do Rio Doce ADR (Preferred) (Brazil), the world's largest iron ore producer, fell on concerns that it may be forced to sell some of its Brazilian mines as regulators consider whether the company's dominant position allows it to control supply and therefore dictate prices. However, Chief Executive Roger Agnelli believes that the market has simply adjusted to higher prices, and he expects a similar environment through 2007 as steelmaker demand for iron ore outstrips supply. Positions in Companhia Minas de Buenaventura SA (ADR) (Peru) and Gold Fields Ltd. (ADR) (South Africa) also detracted from fund returns.

People's Food Holdings Ltd., China's largest meat processor, fell after its 2004 earnings fell short of analysts' expectations. Competition from its domestic peers intensified in the fourth quarter, resulting in sharp profit margin declines. However, a shift in the firm's customer credit policy significantly boosted cash flow, and management noted in its analyst briefing that profitability has since normalized. We continue to hold the stock in the portfolio.

Q:  What is your overall view of the asset class?

A:  Emerging-markets stocks have provided excellent returns during the past two years, so it is not unreasonable to expect that performance will cool in the months ahead. This is particularly true if the US Federal Reserve raises interest rates to a level higher than that which the market is expecting. Having said this, we believe the long-term outlook for the asset class remains strong. The finances of emerging-markets countries are becoming increasingly healthy and we continue to see improvements in corporate governance and a growing emphasis on shareholder rights. Additionally, the asset class provides a wealth of opportunity to invest in fast-growing companies with valuations that are attractive relative to their global peers. The emerging markets are also home to a large number of stocks with substantial dividends, and we have been looking for opportunities in this area in recent months. For instance, we added to the fund's position in Mega Financial Holding Co., Ltd., Taiwan's second-largest financial company by assets. Its share price has declined recently due to a slowing economy, but we believe its 8% dividend yield provides shareholders with a nice cushion in the event of further declines in the stock.

With this as a backdrop, the market downturn in the latter half of the period was a welcome opportunity to re-stock on some of those investment ideas whose fate is not a function of the global interest rate outlook. There are many ideas that fit this description. In addition, we believe the changes being observed in the emerging markets, particularly in Asia, are too monumental to be derailed by interest rate policy in the United States. We have chosen to focus on the real, fundamental developments taking place in the emerging markets and we are selecting the fund's investments accordingly.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2005

Geographical Diversification (Excludes Securities Lending Collateral and Cash Equivalents)	4/30/05	10/31/04

Pacific Basin	54%	50%
Europe	11%	16%
Latin America	18%	20%
Africa	7%	4%
Other	10%	10%
	100%	100%
Sector Diversification (As a % of Common Stocks)	4/30/05	10/31/04

Information Technology	18%	20%
Financials	16%	16%
Telecommunication Services	16%	9%
Materials	14%	19%
Energy	11%	11%
Consumer Discretionary	9%	11%
Industrials	8%	5%
Consumer Staples	3%	5%
Other	3%	1%
Health Care	2%	3%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2005 (23.3% of Net Assets)
1. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	5.6%
2. Petroleo Brasileiro SA Provider and distributor of petroleum	Brazil	3.0%
3. America Movil SA de CV "L" Provider of wireless communications services	Mexico	2.4%
4. China Mobile (Hong Kong) Ltd. Provider of cellular telecommunication services	Hong Kong	2.2%
5. LG Electronics, Inc. Manufacturer of telecommunication equipment	Korea	2.1%
6. Reliance Industries Ltd. Manufacturer of petrochemicals, synthetic fibers and textiles	India	2.0%
7. China Petroleum & Chemical Corp. "H" Explorer and producer of crude oil and natural gas	China	1.5%
8. AFK Sistema Manages businesses in service-based industries	Russia	1.5%
9. Companhia Vale do Rio Doce "A" Operator of diverse mining and industrial complex	Brazil	1.5%
10. LUKOIL Extractor, transporter, refiner and provider of oil and gas	Russia	1.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 94.7%
Austria 1.1%
Boehler-Uddeholm AG	100	12,919
Boehler-Uddeholm AG	4,900	631,187
Wienerberger AG (c)	38,200	1,615,505
(Cost $1,553,234)		2,259,611
Brazil 8.9%
All America Latina Logistica (Preferred)*	18,300	528,409
Banco Bradesco SA (ADR) (Preferred) (c)	80,500	2,487,450
Companhia Vale do Rio Doce "A" (ADR) (Preferred)	127,000	2,946,400
Gol-Linhas Aereas Inteligentes SA (ADR)*	13,500	382,995
Petroleo Brasileiro SA (ADR) (c)	139,700	5,857,621
Porto Seguro SA	172,700	1,526,536
Tele Centro Oeste Celular Participacoes SA (ADR) (Preferred)	94,368	989,920
Tele Norte Leste Participacoes SA (ADR) (Preferred) (c)	125,100	1,851,480
Votorantim Celulose e Papel SA (ADR)	91,050	1,000,640
(Cost $16,864,518)		17,571,451
Canada 0.3%
Crystallex International Corp.* (Cost $628,713)	161,100	596,070
China 4.6%
China Oilfield Services Ltd. "H"	2,939,100	994,223
China Petroleum & Chemical Corp. "H"	7,740,000	3,056,749
China Resources Power Holdings Co. Ltd.	2,028,000	1,122,689
China Southern Airlines Co., Ltd. "H"*	1,789,100	605,899
Foxconn International Holdings Ltd.*	274,100	165,009
People's Food Holdings Ltd.	1,647,700	1,090,853
PetroChina Co., Ltd. "H"	1,452,000	862,133
Shanghai Electric Group Co., Ltd. "H"*	5,672,000	1,222,414
(Cost $9,322,965)		9,119,969
Hong Kong 4.4%
China Mobile (Hong Kong) Ltd. (ADR)*	241,300	4,295,140
Fountain Set (Holdings) Ltd.	1,030,100	616,678
Global Bio-chem Technology Group Co., Ltd.	1,417,500	930,926
Shangri-La Asia Ltd.	1,406,000	2,147,469
Skyworth Digital Holdings Ltd.	4,559,700	678,527
TCL International Holdings Ltd.	488,000	101,859
(Cost $8,767,505)		8,770,599
Hungary 0.5%
OTP Bank Rt (Cost $590,949)	33,200	1,020,925
India 7.9%
Bharti Tele-Ventures Ltd.*	109,900	522,692
Colgate-Palmolive Ltd.	87,500	404,227
Dr. Reddy's Laboratories Ltd.	54,000	791,328
Hotel Leelaventure Ltd.	137,900	553,956
Housing Development Finance Corp., Ltd.	134,300	2,257,910
Infosys Technologies Ltd.	20,700	902,189
LIC Housing Finance Ltd.	36,300	208,135
Ranbaxy Laboratories Ltd.	66,100	1,386,789
Reliance Industries Ltd.	318,800	3,867,612
Satyam Computer Services Ltd.	172,500	1,586,126
Sintex Industries Ltd.	97,807	1,116,965
Tata Consultancy Services Ltd.	700	18,203
Tata Motors Ltd.*	210,400	1,993,977
(Cost $15,338,919)		15,610,109
Indonesia 2.7%
PT Bank Mandiri	5,263,000	882,168
PT Indosat Tbk (ADR)	23,800	536,214
PT Telekomunikasi Indonesia (ADR)	156,600	2,821,932
PT Telekomunikasi Indonesia "B"	2,561,000	1,146,131
(Cost $5,426,904)		5,386,445
Israel 1.9%
Alvarion Ltd.*	51,500	449,595
Check Point Software Technologies Ltd.*	40,800	854,760
Teva Pharmaceutical Industries Ltd. (ADR)	76,900	2,402,356
(Cost $3,807,150)		3,706,711
Korea 18.4%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	26,500	481,791
Dongbu Insurance Co., Ltd.	64,200	514,823
Hana Bank	53,750	1,357,983
Hyundai Mobis	32,200	2,109,051
Hyundai Motor Co., Ltd.	32,060	1,749,113
Insun ENT Co., Ltd.	46,800	843,669
INTOPS Co., Ltd.	37,700	807,821
Kookmin Bank (ADR) (c)	66,000	2,821,500
LG Card Co., Ltd.*	14,000	392,954
LG Chemical Ltd.	17,100	651,751
LG Electronics, Inc.	60,490	4,064,207
Mtekvision Co., Ltd.*	13,500	333,087
NEPES Corp.*	452	4,597
POSCO	9,230	1,672,550
S-Oil Corp.	16,400	1,141,285
Samsung Electronics Co., Ltd.	24,280	11,139,569
Samsung Securities Co., Ltd.	22,830	547,764
Seoul Semiconductor Co., Ltd.	22,656	552,853
SFA Engineering Corp.	20,560	482,204
Shinhan Financial Group Co., Ltd.	54,700	1,418,994
SK Telecom Co., Ltd.	13,130	2,157,815
SK Telecom Co., Ltd. (ADR)	30,500	593,530
SODIFF Advanced Materials Co., Ltd.	30,700	517,458
(Cost $33,929,258)		36,356,369
Malaysia 2.1%
Maxis Communications Bhd.	437,200	1,111,676
Resorts World Bhd.	675,100	1,701,195
SP Setia Bhd.	1,185,700	1,250,388
(Cost $4,159,597)		4,063,259
Mexico 5.4%
America Movil SA de CV "L" (ADR)*	95,600	4,746,540
Cemex SA de CV (ADR)	44,300	1,594,800
Fomento Economico Mexicano SA de CV (ADR)	24,200	1,235,410
Grupo Televisa SA (ADR)	36,000	2,022,480
Qualita Compania de Seguros	936,600	457,469
Telefonos de Mexico SA de CV "L" (ADR)	20,500	694,950
(Cost $10,879,636)		10,751,649
Peru 1.3%
Compania de Minas Buenaventura SA (ADR) (Cost $2,679,530)	120,300	2,568,405
Philippines 0.8%
Philippine Long Distance Telephone Co. (ADR)*	40,400	1,041,108
SM Investments Corp.*	114,250	527,081
(Cost $1,526,881)		1,568,189
Poland 0.4%
TVN SA* (Cost $699,807)	67,960	808,221
Russia 5.5%
AFK Sistema (GDR), 144A*	193,700	3,002,350
AO VimpelCom (ADR)*	28,800	942,336
LUKOIL (ADR)	21,500	2,913,250
OAO Gazprom "S" (ADR)	9,700	327,375
OAO Gazprom "S" (ADR)*	76,500	2,582,110
Surgutneftegaz (ADR)	31,900	1,114,905
(Cost $10,484,049)		10,882,326
Singapore 0.2%
Petra Foods Ltd. (Cost $222,911)	407,600	299,355
South Africa 6.4%
Gold Fields Ltd. (ADR)*	60,100	597,995
Gold Fields Ltd.	90,100	902,108
Impala Platinum Holdings Ltd.	17,900	1,485,683
MTN Group Ltd.	377,700	2,677,818
Naspers Ltd. "N"	121,800	1,472,144
Sasol Ltd.	42,500	994,945
Standard Bank Group Ltd.	249,700	2,503,055
Steinhoff International Holdings Ltd.	901,300	1,911,974
(Cost $12,341,095)		12,545,722
Taiwan 12.9%
AU Optronics Corp. (ADR) (c)	113,100	1,834,482
Bank of Kaohsiung	3,791,000	2,601,217
Cathay Financial Holding Co., Ltd.	539,000	980,175
Formosa Chemicals & Fibre Corp.	911,000	1,864,483
Formosa Plastics Corp.	610,000	1,051,030
Hon Hai Precision Industry Co., Ltd.	440,989	2,109,476
Mega Financial Holding Co., Ltd.	4,120,040	2,592,596
Quanta Computer, Inc.	831,080	1,394,331
Siliconware Precision Industries Co.	1,993,000	1,746,557
Taiwan Semiconductor Manufacturing Co., Ltd.	1,080,282	1,805,417
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	233,200	2,007,852
United Microelectronics Corp.	677,000	402,065
United Microelectronics Corp. (ADR)	225,600	733,200
XAC Automation Corp.	840,000	1,031,004
Yang Ming Marine Transport	996,000	987,866
Yuanta Core Pacific Securities Co.	1,217,667	871,081
Zyxel Communications Corp.	636,000	1,475,685
(Cost $25,618,745)		25,488,517
Thailand 4.7%
Bangkok Bank PCL (Foreign Registered)	936,400	2,548,118
PTT Exploration and Production PCL (Foreign Registered)	88,000	776,372
Thai Airways Internatioanl PCL (Foreign Registered)	639,000	680,390
Thai Olefins PCL (Foreign Registered)*	1,591,100	2,662,254
Thai Union Frozen Products PCL (Foreign Registered)	2,262,500	1,720,750
True Corp. PCL (Foreign Registered)*	4,449,900	925,065
(Cost $8,710,905)		9,312,949
Turkey 2.3%
Denizbank AS	601,332	1,679,229
Hurriyet Gazetecilik ve Matbaacilik AS	520,409	929,563
Turkcell Iletisim Hizmetleri AS (ADR) (c)	122,800	1,910,768
(Cost $4,461,706)		4,519,560
United Kingdom 1.0%
Lonmin PLC (Cost $2,229,230)	108,794	1,916,569
Venezuela 0.8%
Compania Anonima Nacional Telefonos de Venezuela (ADR) (Cost $1,740,369)	86,700	1,659,438
Total Common Stocks (Cost $181,984,576)		186,782,418

Preferred Stocks 1.0%
Brazil 1.0%
Companhia Vale do Rio Doce	62,800	745
Perdigao SA	104,270	1,967,047
Total Preferred Stocks (Cost $2,012,253)		1,967,792

Exchange Traded Funds 2.6%
Malaysia 2.6%
iShares MSCI Malaysia Index Fund (c) (Cost $5,510,334)	752,200	5,182,658

Securities Lending Collateral 6.9%
Scudder Daily Assets Fund Institutional, 2.94% (d) (e) (Cost $13,530,310)	13,530,310	13,530,310

Cash Equivalents 0.6%
Scudder Cash Management QP Trust, 2.81% (b) (Cost $1,185,211)	1,185,211	1,185,211
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $204,222,684) (a)	105.8	208,648,389
Other Assets and Liabilities, Net	(5.8)	(11,377,784)
Net Assets	100.0	197,270,605

* Non-income producing security.

(a) The cost for federal income tax purposes was $204,505,302. At April 30, 2005, net unrealized appreciation for all securities based on tax cost was $4,143,087. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,346,419 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,203,332.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rates shown are the annualized seven-day yield at period end.

(c) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at April 30, 2005 amounted to $13,052,379, which is 6.6% of net assets.

(d) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipts.

GDR: Global Depositary Receipts.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $189,507,163) — including $13,052,379 of securities loaned	$ 193,932,868
Investment in Scudder Daily Assets Fund Institutional (cost $13,530,310)*	13,530,310
Investment in Scudder Cash Management QP Trust (cost $1,185,211)	1,185,211
Total investments in securities, at value (cost $204,222,684)	208,648,389
Foreign currency, at value (cost $1,764,950)	1,704,359
Receivable for investments sold	7,366,816
Dividends receivable	838,690
Interest receivable	9,449
Receivable for Fund shares sold	619,412
Foreign taxes recoverable	21,857
Other assets	34,643
Total assets	219,243,615
Liabilities
Due to custodian bank	3,511,880
Payable for investments purchased	4,643,927
Payable upon return of securities loaned	13,530,310
Payable for Fund shares redeemed	101,141
Accrued management fee	49,431
Other accrued expenses and payables	136,321
Total liabilities	21,973,010
Net assets, at value	$ 197,270,605
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(833,921)
Net unrealized appreciation (depreciation) on: Investments	4,425,705
Foreign currency related transactions	(27,686)
Accumulated net realized gain (loss)	184,593
Paid-in capital	193,521,914
Net assets, at value	$ 197,270,605

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($79,267,144 ÷ 4,577,595 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 17.32
Maximum offering price per share (100 ÷ 94.25 of $17.32)	$ 18.38

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,074,659 ÷ 182,163 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 16.88

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,932,584 ÷ 291,704 of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 16.91
Class AARP Net Asset Value, offering and redemption price(a) per share ($6,411,663 ÷ 368,038 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 17.42
Class S Net Asset Value, offering and redemption price(a) per share ($103,584,555 ÷ 5,950,903 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 17.41

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $223,513)	$ 2,074,840
Interest — Scudder Cash Management QP Trust	49,277
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	23,871
Interest	2,644
Total income	2,150,632
Expenses: Management fee	1,126,474
Distribution service fees	106,252
Services to shareholders	294,436
Custodian and accounting fees	283,294
Auditing	41,923
Legal	4,467
Directors' fees and expenses	4,764
Reports to shareholders	14,887
Registration fees	24,032
Other	2,712
Total expenses before expense reductions	1,903,241
Expense reductions	(212,916)
Total expenses after expense reductions	1,690,325
Net investment income (loss)	460,307
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $116,986)	17,806,918
Foreign currency related transactions	(74,589)
17,732,329
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign tax credit of $61,751)	(1,738,337)
Foreign currency related transactions	(36,549)
(1,774,886)
Net gain (loss) on investment transactions	15,957,443
Net increase (decrease) in net assets resulting from operations	$ 16,417,750

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2005 (Unaudited)	Year Ended October 31, 2004
Operations: Net investment income (loss)	$ 460,307	$ 826,854
Net realized gain (loss) on investment transactions	17,732,329	22,311,993
Net unrealized appreciation (depreciation) during the period on investment transactions	(1,774,886)	(6,154,785)
Net increase (decrease) in net assets resulting from operations	16,417,750	16,984,062
Distributions to shareholders from: Net investment income: Class A	(275,943)	(30,674)
Class AARP	(36,894)	(8,998)
Class S	(728,883)	(298,201)
Fund share transactions: Proceeds from shares sold	60,166,382	84,508,509
Reinvestment of distributions	737,653	299,059
Cost of shares redeemed	(27,250,805)	(39,491,211)
Redemption fees	36,694	67,059
Net increase (decrease) in net assets from Fund share transactions	33,689,924	45,383,416
Increase (decrease) in net assets	49,065,954	62,029,605
Net assets at beginning of period	148,204,651	86,175,046
Net assets at end of period (including accumulated distributions in excess of net investment income of $833,921 and $252,508, respectively)	$ 197,270,605	$ 148,204,651

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 15.61	$ 13.25	$ 8.69	$ 8.28	$ 10.25
Income (loss) from investment operations: Net investment income (loss)[c]	.04	.08	.04	(.04)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.75	2.29	4.52	.45	(1.95)
Total from investment operations	1.79	2.37	4.56	.41	(1.98)
Less distributions from: Net investment income	(.08)	(.02)	—	—	—
Redemption fees	.00***	.01	.00***	.00***	.01
Net asset value, end of period	$ 17.32	$ 15.61	$ 13.25	$ 8.69	$ 8.28
Total Return (%)[d]	11.49e**	18.00[e]	52.47[e]	4.95	(19.22)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	79	49	16	8.09
Ratio of expenses before expense reductions (%)	2.09*	2.06	2.19	2.18	2.20*
Ratio of expenses after expense reductions (%)	1.97*	1.99	2.16	2.18	2.20*
Ratio of net investment income (loss) (%)	.41*	.56	.38	(.57)	(.86)*
Portfolio turnover rate (%)	139*	146	182	115	69

[a] For the six months ended April 30, 2005 (Unaudited).

[b] For the period from May 29, 2001 (commencement of operations of Class A shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended October 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 15.20	$ 12.98	$ 8.58	$ 8.25	$ 10.25
Income (loss) from investment operations: Net investment income (loss)[c]	(.03)	(.02)	(.04)	(.12)	(.06)
Net realized and unrealized gain (loss) on investment transactions	1.71	2.23	4.44	.45	(1.95)
Total from investment operations	1.68	2.21	4.40	.33	(2.01)
Redemption fees	.00***	.01	.00***	.00***	.01
Net asset value, end of period	$ 16.88	$ 15.20	$ 12.98	$ 8.58	$ 8.25
Total Return (%)[d]	11.05e**	17.10[e]	51.28[e]	4.00	(19.51)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2	2.64		.03
Ratio of expenses before expense reductions (%)	3.19*	2.91	2.97	2.98	3.00*
Ratio of expenses after expense reductions (%)	2.75*	2.75	2.93	2.98	3.00*
Ratio of net investment income (loss) (%)	(.37)*	(.20)	(.39)	(1.37)	(1.66)*
Portfolio turnover rate (%)	139*	146	182	115	69

[a] For the six months ended April 30, 2005 (Unaudited).

[b] For the period from May 29, 2001 (commencement of operations of Class B shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended October 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 15.23	$ 13.01	$ 8.60	$ 8.26	$ 10.25
Income (loss) from investment operations: Net investment income (loss)[c]	(.03)	(.02)	(.04)	(.12)	(.06)
Net realized and unrealized gain (loss) on investment transactions	1.71	2.23	4.45	.46	(1.94)
Total from investment operations	1.68	2.21	4.41	.34	(2.00)
Redemption fees	.00***	.01	.00***	.00***	.01
Net asset value, end of period	$ 16.91	$ 15.23	$ 13.01	$ 8.60	$ 8.26
Total Return (%)[d]	11.03e**	17.06[e]	51.28[e]	4.12	(19.41)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	3	2	1.01
Ratio of expenses before expense reductions (%)	3.05*	2.86	2.95	2.96	2.97*
Ratio of expenses after expense reductions (%)	2.75*	2.76	2.92	2.96	2.97*
Ratio of net investment income (loss) (%)	(.37)*	(.21)	(.38)	(1.35)	(1.63)*
Portfolio turnover rate (%)	139*	146	182	115	69

[a] For the six months ended April 30, 2005 (Unaudited).

[b] For the period from May 29, 2001 (commencement of operations of Class C shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended October 31,	2005[a]	2004	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 15.73	$ 13.36	$ 8.73	$ 8.30	$ 11.11	$ 11.69
Income (loss) from investment operations: Net investment income (loss)[c]	.05	.11	.06	(.03)	(.01)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.77	2.31	4.57	.46	(2.81)	(.56)
Total from investment operations	1.82	2.42	4.63	.43	(2.82)	(.58)
Less distributions from: Net investment income	(.13)	(.06)	—	—	—	—
Redemption fees	.00***	.01	.00***	.00***	.01	—
Net asset value, end of period	$ 17.42	$ 15.73	$ 13.36	$ 8.73	$ 8.30	$ 11.11
Total Return (%)	11.56d**	18.24[d]	53.04[d]	5.18	(25.29)	(4.96)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	4	2.45		.15	.07
Ratio of expenses before expense reductions (%)	2.17*	1.91	1.92	1.91	1.91	1.90*
Ratio of expenses after expense reductions (%)	1.76*	1.76	1.90	1.91	1.91	1.90*
Ratio of net investment income (loss) (%)	.62*	.79	.64	(.30)	(.05)	(.13)**
Portfolio turnover rate (%)	139*	146	182	115	69	42

[a] For the six months ended April 30, 2005 (Unaudited).

[b] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to October 31, 2000.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
Years Ended October 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 15.71	$ 13.34	$ 8.73	$ 8.29	$ 11.11	$ 11.75
Income (loss) from investment operations: Net investment income (loss)[b]	.05	.11	.07	(.03)	(.01)	(.11)
Net realized and unrealized gain (loss) on investment transactions	1.78	2.31	4.54	.47	(2.82)	(.54)[c]
Total from investment operations	1.83	2.42	4.61	.44	(2.83)	(.65)
Less distributions from: Net investment income	(.13)	(.06)	—	—	—	—
Redemption fees	.00***	.01	.00***	.00***	.01	.01
Net asset value, end of period	$ 17.41	$ 15.71	$ 13.34	$ 8.73	$ 8.29	$ 11.11
Total Return (%)	11.57d**	18.34[d]	52.81[d]	5.31	(25.38)	(5.45)[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	104	89	65	38	42	71
Ratio of expenses before expense reductions (%)	2.05*	1.93	1.92	1.91	1.91	2.66[e]
Ratio of expenses after expense reductions (%)	1.76*	1.76	1.90	1.91	1.91	2.30[e]
Ratio of net investment income (loss) (%)	.62*	.79	.64	(.30)	(.05)	(.87)
Portfolio turnover rate (%)	139*	146	182	115	69	42

[a] For the six months ended April 30, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reduction were 2.56% and 2.23%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Emerging Markets Fund (the "Fund"), formerly Scudder Emerging Markets Growth Fund, is a diversified series of Scudder International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $17,449,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2007 ($8,964,000), October 31, 2009 ($8,385,000) and October 31, 2010 ($100,000), the respective expiration dates, whichever occurs first.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. For the period from November 1, 2004 to January 31, 2005, the redemption or exchange of shares held by Class AARP and S shareholders for less than one year were assessed a fee of 2% of the total amount redeemed or exchanged. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $157,640,788 and $122,444,490, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.25% of the first $500,000,000 of the Fund's average daily net assets and 1.20% of such net assets in excess of $500,000,000 computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.25% of the Fund's average daily net assets.

Effective October 1, 2003 through February 28, 2006, the Advisor has contractually agreed to waive a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.75% of average daily net assets for Class A, B, C, AARP and S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, directors and directors' counsel fees, and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), also an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2005
Class A	$ 56,280	$ 37,897	$ 9,474
Class B	6,765	6,116	1,776
Class C	7,145	6,128	1,874
Class AARP	13,082	11,395	2,951
Class S	164,191	149,708	14,829
	$ 247,463	$ 211,244	$ 30,904

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended April 30, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $80,900, of which $25,075 is unpaid at April 30, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2005
Class B	$ 10,444	$ 1,907
Class C	15,490	2,886
	$ 25,934	$ 4,793

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2005	Annualized Effective Rate
Class A	$ 71,834	$ 14,493.22%
Class B	3,481	575.25%
Class C	5,003	1,148.24%
	$ 80,318	$ 16,216

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2005, aggregated $6,761.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2005, the CDSC for Class B and C shares aggregated $6,331 and $546 respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2005, SDI received $500.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% of the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

Insurance Brokerage Commissions. The Funds paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $15 and $22, respectively.

D. Expense Reductions

In addition, for the six months ended April 30, 2005, the Advisor agreed to reimburse the Fund $1,672, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices are more volatile than those of comparable securities in the United States of America.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,180,512	$ 38,158,440	3,172,911	$ 47,353,581
Class B	78,675	1,360,130	226,550	3,262,299
Class C	140,474	2,412,738	156,770	2,308,886
Class AARP	133,152	2,373,816	233,962	3,508,465
Class S	898,630	15,861,258	1,880,963	28,075,278
		$ 60,166,382		$ 84,508,509
Shares issued to shareholders in reinvestment of dividends
Class A	4,744	$ 79,940	1,612	$ 22,426
Class AARP	1,891	32,026	621	8,692
Class S	36,979	625,687	19,166	267,941
		$ 737,653		$ 299,059
Shares redeemed
Class A	(747,474)	$ (12,974,594)	(1,225,914)	$ (18,148,741)
Class B	(49,127)	(831,321)	(214,310)	(3,074,388)
Class C	(62,578)	(1,054,184)	(89,801)	(1,249,528)
Class AARP	(51,680)	(901,486)	(95,299)	(1,405,720)
Class S	(657,562)	(11,489,220)	(1,077,344)	(15,612,834)
		$ (27,250,805)		$ (39,491,211)
Redemption fees		$ 36,694		$ 67,059
Net increase (decrease)
Class A	1,437,782	$ 25,271,306	1,948,609	$ 29,227,266
Class B	29,548	528,862	12,240	187,911
Class C	77,896	1,358,554	66,969	1,059,358
Class AARP	83,363	1,510,275	139,284	2,133,614
Class S	278,047	5,020,927	822,785	12,775,267
		$ 33,689,924		$ 45,383,416

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SEKAX	SEKBX	SEKCX
CUSIP Number	811165-760	811165-752	811165-745
Fund Number	479	679	779

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SEMMX	SEMGX
Fund Number	179	079
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

September 2004

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Emerging Markets Fund, a series of
                                    Scudder International Fund, Inc.

By:                                 /s/Julian Sluyters
                                     ----------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 30, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Emerging Markets Fund, a series of
                                    Scudder International Fund, Inc.

By:                                 /s/Julian Sluyters
                                     ----------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 30, 2005

By:                                 /s/Paul Schubert
                                    -----------------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               June 30, 2005